GitLab Names Chris Weber Chief Revenue Officer and Confirms Second Quarter and Annual Guidance
Long-time Microsoft executive joins the company to fuel its next phase of growth

Chris Weber Chief Revenue Officer at GitLab

GitLab Names Chris Weber Chief Revenue Officer

SAN FRANCISCO, July 18, 2023 (GLOBE NEWSWIRE) -- All Remote - GitLab Inc., the most comprehensive AI-powered DevSecOps platform, announced the appointment of Chris Weber as its chief revenue officer effective today.
Weber will be responsible for the planning and execution of global revenue operations at GitLab as the company scales toward its next phase of growth. He will oversee all field operations, including sales, customer success and strategic partnerships.
Weber has held senior management roles for more than 20 years, leading enterprise sales strategy, building high performing teams, and managing global customer relationships across industries.
He previously served as the first-ever chief business officer at UiPath and held numerous leadership positions at Microsoft, most recently as corporate vice president, worldwide commercial business, where he played a key role in driving enterprise sales growth across four solution areas - Modern Workplace, Business Applications, Apps & Infrastructure, and Data & AI. In his time at Microsoft, he also built one of the world’s largest cloud ecosystems of channel partners.
Weber succeeds Michael McBride, who will remain with the company until August 1, 2023 to help with a smooth transition. Over the past five years, McBride was instrumental in scaling GitLab from a private company to a successful public company and the most comprehensive AI-powered DevSecOps platform globally.
GitLab Confirms Second Quarter and Annual Guidance and Announces Second Quarter Earnings Date
The Company confirms its second quarter and fiscal year 2024 guidance previously provided in the Company’s first quarter fiscal year 2024 earnings release issued on June 5, 2023, as follows:
For the second quarter and fiscal year 2024, GitLab Inc. expects (in millions, except share and per share data):

	Q2 FY 2024 Guidance	FY 2024 Guidance
Revenue	$129.0 - $130.0	$541.0 - $543.0
Non-GAAP operating loss	$(11.0) - $(10.0)	$(47.0) - $(43.0)
Non-GAAP net loss per share assuming approximately 153 million and 153 million weighted average shares outstanding as of Q2 FY2024 and FY24, respectively	$(0.03) - $(0.02)	$(0.18) - $(0.14)
These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
An explanation of these measures is also included below in Non-GAAP Financial Measures.

Earnings Conference Call Information
Additionally, GitLab will report its financial results for the second quarter of fiscal year 2024, which ends July 31, 2023, after U.S. markets close on Tuesday, September 5, 2023.
GitLab will host a Zoom video conference and earnings webcast beginning at 4:30 p.m. EDT / 1:30 p.m. PDT on the same day to discuss the company’s financial results. Interested parties may register for the conference call here or at ir.gitlab.com.
An archived replay of the webcast and a transcript of the prepared remarks will be available on the GitLab Investor Relations’ website at ir.gitlab.com.
GitLab uses its Investor Relations website ir.gitlab.com and its Twitter feed (@gitlab), among other channels, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.
Supporting Quotes
“As GitLab enters its next stage of growth, it is critical that we have the right people, processes, and organizational structure in place to scale. Chris’ proven track record and his dedication to customers and his internal teams makes him a strong addition to lead our revenue and field organizations,” said Sid Sijbrandij, co-founder and CEO, GitLab. “I would also like to thank Michael for his leadership over the past five years. His many contributions have positioned GitLab to deliver on our key priorities and we wish him all the best.”
“GitLab's differentiated approach to delivering the most comprehensive AI-powered DevSecOps platform is revolutionizing how companies develop, secure, and operate software,” said Chris Weber, chief revenue officer. “Now more than ever, the company has the opportunity to capitalize on organizations’ need to consolidate tools, reduce integration costs, increase productivity, and accelerate revenue by helping them build more secure software faster. I am excited to contribute to accelerating global growth and customer success at GitLab.”
About GitLab
GitLab is the most comprehensive, scalable enterprise DevSecOps platform for software innovation. GitLab enables organizations to increase developer productivity, improve operational efficiency, reduce security and compliance risk, and accelerate digital transformation. More than 30 million registered users and more than 50% of the Fortune 100 trust GitLab to ship better, more secure software faster.
Non-GAAP Financial Measures
GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data.

We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, equity method investment (gain) loss, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, and restructuring charges. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:
•our ability to effectively manage future growth;
•our revenue growth rate in the future;
•our ability to achieve and sustain profitability, our business, financial condition, and operating results;
•our intense competition and loss of market share to our competitors;
•the market for our services may not grow;
•a decline in our customer renewals and expansions;
•fluctuations in our operating results;
•our ability to manage our growth effectively;
•our transparency;
•our publicly available company Handbook;
•security and privacy breaches;
•customers staying on our free self-managed or SaaS product offering;
•our limited operating history;
•our ability to respond to rapid technological changes;
•our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
•our hiring model;

•the effects of regional and global conflict, including armed conflict in Ukraine, on our business; and
•general economic conditions (including changes in interest rates, inflation, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.
Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.
Contacts:
Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com
Investor Contact:
Jack Andrews
VP, Investor Relations
GitLab Inc.
ir@gitlab.com
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